                                                                      EXHIBIT 24


                           DIGI INTERNATIONAL INC.


                              Power of Attorney
                           of Director and Officer


    The undersigned director and/or officer of Digi International Inc., a Delaware corporation (the "Company"), hereby appoints Joseph T. Dunsmore and Subramanian Krishnan, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of November, 2001.



                                    /s/ Joseph T. Dunsmore
                                    -----------------------------------------
                                    Joseph T. Dunsmore

                           DIGI INTERNATIONAL INC.


                              Power of Attorney
                           of Director and Officer


    The undersigned director and/or officer of Digi International Inc., a Delaware corporation (the "Company"), hereby appoints Joseph T. Dunsmore and Subramanian Krishnan, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of November, 2001.



                                    /s/ Subramanian Krishnan
                                    -----------------------------------------
                                    Subramanian Krishnan

                           DIGI INTERNATIONAL INC.


                              Power of Attorney
                           of Director and Officer


    The undersigned director and/or officer of Digi International Inc., a Delaware corporation (the "Company"), hereby appoints Joseph T. Dunsmore and Subramanian Krishnan, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of November, 2001.



                                    /s/ Kenneth E. Millard
                                    -----------------------------------------
                                    Kenneth E. Millard

                           DIGI INTERNATIONAL INC.


                              Power of Attorney
                           of Director and Officer


    The undersigned director and/or officer of Digi International Inc., a Delaware corporation (the "Company"), hereby appoints Joseph T. Dunsmore and Subramanian Krishnan, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of November, 2001.



                                    /s/ Mykola Moroz
                                    -----------------------------------------
                                    Mykola Moroz

                           DIGI INTERNATIONAL INC.


                              Power of Attorney
                           of Director and Officer


    The undersigned director and/or officer of Digi International Inc., a Delaware corporation (the "Company"), hereby appoints Joseph T. Dunsmore and Subramanian Krishnan, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of November, 2001.



                                    /s/ Michael S. Seedman
                                    -----------------------------------------
                                    Michael S. Seedman

                           DIGI INTERNATIONAL INC.


                              Power of Attorney
                           of Director and Officer


    The undersigned director and/or officer of Digi International Inc., a Delaware corporation (the "Company"), hereby appoints Joseph T. Dunsmore and Subramanian Krishnan, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of November, 2001.



                                    /s/ David Stanley
                                    -----------------------------------------
                                    David Stanley

                           DIGI INTERNATIONAL INC.


                              Power of Attorney
                           of Director and Officer


    The undersigned director and/or officer of Digi International Inc., a Delaware corporation (the "Company"), hereby appoints Joseph T. Dunsmore and Subramanian Krishnan, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of November, 2001.



                                    /s/ Bradley J. Williams
                                    -----------------------------------------
                                    Bradley J. Williams